UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

      FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED INVESTMENT COMPANIES

Investment Company Act file number: 811-8255

THE WORLD FUNDS, INC.
(Exact name of registrant as specified in charter)

8730 Stony Point Parkway, Suite 205, Richmond, VA 23235

(Address of  principal executive offices) (Zip code)

Jones & Keller, P.C.
1999 Broadway, suite 3150
Denver, CO 80202
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 527-9525

Date of fiscal year end: August 31st

Date of reporting period: February 29th

ITEM 1.  Reports to Shareholders.

Semi-Annual Report to Shareholders

THIRD MILLENNIUM RUSSIA FUND

A series of
The World Funds, Inc.
A “Series” Investment Company

For the Six Months Ended
February 29, 2012
(Unaudited)

THIRD MILLENNIUM RUSSIA FUND
Semi-Annual Letter to Shareholders
For the semi-annual period ended February 29, 2012

Fund Performance. Your fund unfortunately was in the red for the fiscal half year, down 8%, compared to an increase of 2% in the RTS Index for the same time period. This underperformance can be attributed in part to our holding in AU Energy, down 50% for the fiscal half year.  However, while 2011 was a seriously down year for the emerging markets across the board -- Russia being down less than other BRIC countries – the last three months of the fiscal six months (“most recent fiscal quarter”) saw a dramatic rebound: among the oil & gas companies, for example, Lukoil and Gazpromneft (the old Sibneft) were up 24%, Rosneft up 19%, Tatneft 39%, TNK-BP 26% and Gazprom 27%. The price of oil remains strong, domestic demand is solid and, overall, commodity exports continue to generate positive earnings growth.

Steel has weakened as the inventoried cost-of-goods grew, while export prices softened, but Mechel was up 26% for the most recent fiscal quarter, recovering from an oversold condition; Severstal was up 18% and NLMK 19%. Norilsk, up 23%. Your Fund’s one financial sector holding, Sberbank, is up 38% for the fiscal quarter and Uralkali, potash fertilizer exporter, 11%. In the retail sector, Magnit, Dixy and X5 has shown stock price recovery, up 48%, 45% and 28%, respectively.  While many stocks remain in the middle of their 52 week stock price range, Gazpromneft, Lukoil, Rosneft and Tatneft, and TNK-BP (and Dragon oil), Dixy and Magnit, and Globaltrans were at or near their 52 Week High. In sum, then, the Russia market has continued to exhibit volatility and, overall, has seen a recent recovery which we predict will continue, given its underperformance and low valuations.

To continue with the Oil & Gas sector, there is currently discussion about changing the recently enacted “60/66” tax regime to “55/60” whereby export duties on crude would be lowered to 55% and the rate on refined product would be 60%. It is doubtful this will in fact happen given the Government need for revenue to fulfill social program promises made in the political campaign. Gazprom currently is under pressure to pay more tax. While the fiscal deficit is modest, the Government of Russia has maintained a consistent policy of keeping it that way; hence, the need for more revenue. Production/ output in the oil sector remains the world’s highest and export demand robust despite slowing economies in Europe and America.  Gazprom now offers a dividend yield higher that Exxon, Chevron, BP, Petrobraz or Petro China.

Our Brent 2012 oil forecast is $117/bbl but we do not predict an increase in oil earnings from the record highs in 2011 which benefited from the strong price, reduced taxes and a weak ruble. Still, valuations are attractive. Our top picks are Lukoil, TNK-BP and Gazpromneft.

Russian Economy. On the macro front, the Russian economic growth forecast is now 4%. Recently announced Government programs imply a relatively favorable climate for domestic investment as the Government seems focused on increasing its take from oil and gas exports in order to keep its fiscal deficit continuingly modest. Reserves are 3rd in the World and, given Vladimir Putin’s election as President, political stability remains although the “Putin Brand” is clearly tired and public protest against one-man, one-party rule is increasing. My own sense is that, long term, this unrest is a positive although investors need to account, short term, for any heightened “Russia risk”. As Putin himself opined on page 175 of OUT OF THE RED (John Wiley & Sons. 2008) by your Portfolio Manager: “the growing middle class is the standard bearer of democracy” and that is exactly what is happening in Russia today.

Our investment philosophy remains a bottom up strategy, looking for value creating companies that earn above-average returns, so we focus on valuations which abound in the Russian market!  Future prospects should be positively impacted by the following: World Trade Organization membership stimulating Foreign Direct Investment (FDI); the merger of MICEX and RTS exchanges and the creation of a central depository (market liquidity); Russia’s natural resource champions going global (Rosneft-Exxon, Total-Statoil-Gazprom, Total-Novatek); fastest growing consumer market in Europe and infrastructure investment for 2012 APEC Summit, 2014 Winter Olympics and 2018 Word Cup.

                      Thank you for your continuing support.

John T Connor, Jr
Portfolio Manager

THIRD MILLENNUIM RUSSIA FUND SCHEDULE OF INVESTMENTS February 29, 2012 (unaudited)
Number of Shares	Security Description	% of Net Assets	Fair Value

	COMMON STOCK	94.53%

	AGRICULTURE/CHEMICALS	8.59%
49,855	Phosagro OAO GDR		$ 538,434
280,700	Rusgrain Holding*		687,715
11,000	Uralkaliy		447,150
			1,673,299
	CONSUMER	14.25%
60,000	DIXY Group*		765,000
11,000	Magnit OJSC Spon GDR		324,170
23,567	Synergy Ord*		494,907
15,000,000	Unimilk OJSC Board*		217,500
35,000	X-5 Retail Group REG S GDR*		973,000
			2,774,577
	FINANCIAL	6.33%
90,000	Sberbank RF		1,233,000

	GAS DISTRIBUTION	10.74%
12,000	Gazprom Neft Spon ADR		322,320
57,000	Gazprom OAO Spon ADR		754,400
7,000	Novatek OAO Spon GDR		1,015,700
			2,092,420
	INFORMATION TECHNOLOGY	9.02%
53,282	Data Art (1)		765,343
17,000	Mail.RU Group Ltd GDR*		672,350
15,000	Yandex *		319,500
			1,757,193
	NATURAL RESOURCES	0.15%
1,500	JSC MMC Norilsk ADR		29,715

	OIL PRODUCTION	19.29%
9,500	Bashneft *		591,850
90,000	Dragon Oil PLC		823,977
11,000	Lukoil Oil Co. ADR		701,250
520,570	TNK BP Holding ORD		1,639,795
			3,756,872

Number of Shares	Security Description	% of Total Assets	Fair Value
	OIL PRODUCTION	19.29%
9,500	Bashneft *		591,850
90,000	Dragon Oil PLC		823,977
11,000	Lukoil Oil Co. ADR		701,250
520,570	TNK BP Holding ORD		1,639,795
			3,756,872
	STEEL	7.68%
5,000	Mechel Steel Group		55,500
25,000	Novolipetsk Steel GDR 144A		599,250
50,000	Severstal GDR		770,000
5,000	TMK - GDR		72,100
			1,496,850
	TELECOMMUNICATIONS	3.10%
20,000	Rostelecom Long Distance*		603,000

	TRANSPORTATION	0.90%
10,000	Globaltrans Spons GDR		174,700

	TOTAL COMMON STOCKS		18,411,190
	(Cost: $18,531,918)

	FIXED INCOME	2.18%
125,000	A U Energy Loan 7% 3/15/12 (1)		125,000
300,000	A U Energy Loan 7% 12/31/49 (1)		300,000
	TOTAL FIXED INCOME (Cost: $425,000)		425,000

	TOTAL INVESTMENTS (Cost: $18,956,918)	96.71%	18,836,190
	Other assets, net of liabilities	3.29%	641,469
	NET ASSSETS	100.00%	$19,477,659

*Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund’s related balance sheet).
(1) - Restricted security and affiliated issuer.  The aggregate value of such securities is 13.92% of total market value of investments and they have been fair valued under procedures established by the Fund’s Board of Directors.

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.
GDR - Security represented is held by the custodian bank in the form of Global Depositary Receipts.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF ASSETS AND LIABILITIES
February 29, 2012 (unaudited)
ASSETS
Investments in unaffiliated issuers at fair value (identified cost of $15,443,564) (Note 1)	$ 16,213,578
Investments in affiliated issuers at fair value (identified cost of $3,513,354)	2,622,612
Cash and cash equivalents	453,396
Receivable for securities sold	59,999
Receivable for capital stock sold	65,678
Dividends receivable	58,422
Interest receivable	38,879
Prepaid expenses	15,118
TOTAL ASSETS	19,527,682
LIABILITIES
Payable for capital stock redeemed	16,660
Accrued investment management fees	6,791
Accrued administration and transfer agent fees	5,272
Accrued professional fees	1,093
Accrued custodian fees	15,216
Other accrued expenses	4,991
TOTAL LIABILITIES	50,023
NET ASSETS	$ 19,477,659
Net Assets Consist of :
Paid-in-capital applicable to 1,021,043 $0.01 par value shares of common stock outstanding; 50,000,000 shares authorized	$ 41,465,267
Accumulated net investment income (loss)	(250,632)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(21,615,977)
Net unrealized appreciation (depreciation) of investments and foreign currency	(120,999)
Net Assets	$ 19,477,659

NET ASSET VALUE PER SHARE
Class A ($17,468,168 / 912,191 shares outstanding; 20,000,000
authorized)	$19.15

MAXIMUM OFFERING PRICE PER SHARE ($19.15 X 100/94.25)	$20.32
Class C ($1,096,178 / 63,974 shares outstanding; 15,000,000
authorized)	$17.13

Class I ($913,313 / 44,878 shares outstanding; 15,000,000 authorized)	$20.35

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF OPERATIONS
Six Months ended February 29, 2012 (unaudited)
INVESTMENT INCOME
Dividend (net of foreign tax withheld of $15,085)	$ 57,341
Interest from affiliated issuers	16,936
Total investment income	74,277
EXPENSES
Investment management fees (Note 2)	207,813
Rule 12b-1 and servicing fees (Note 2)
Class A	22,859
Class C	5,517
Recordkeeping and administrative services (Note 2)	29,546
Accounting fees	18,159
Custody fees	25,583
Transfer agent fees (Note 2)	43,128
Professional fees	17,767
Filing and registration fees (Note 2)	26,918
Directors fees	5,357
Compliance fees	4,985
Shareholder services and reports (Note 2)	5,427
Other	14,625
Total expenses	427,684
Management fee waivers (Note 2)	(102,505)
Net Expenses	325,179
Net investment income (loss)	(250,902)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
Net realized gain (loss) on investments	(705,069)
Net realized gain (loss) on foreign currency transactions	270
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies	(2,417,014)
Net realized and unrealized gain (loss) on investments and foreign currencies and related transactions	(3,121,813)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (3,372,715)

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF CHANGES IN NET ASSETS
	Six Months ended February 29, 2012 (unaudited)	Year ended August 31, 2011
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$ (250,902)	$ (398,843)
Net realized gain (loss) on investments and foreign currency
transactions	(704,799)	10,028,010
Net increase (decrease) in unrealized Appreciation (depreciation) of investments and foreign currencies	(2,417,014)	(3,632,627)
Increase (decrease) in net assets from operations	(3,372,715)	5,996,540

CAPITAL STOCK TRANSACTIONS (Note 5)
Shares sold
Class A	378,121	5,471,542
Class C	10,493	113,881
Class I	400,997	3,385,324
Shares redeemed
Class A	(4,322,292)	(14,999,828)
Class C	(130,818)	(571,501)
Class I	(10,592,955)	(11,055,132)
Increase (decrease) in net assets from capital stock transactions	(14,256,454)	(17,655,714)

NET ASSETS
Increase (decrease) during period	(17,629,169)	(11,659,174)
Beginning of period	37,106,828	48,766,002
End of period (including accumulated net investment income (loss) of $(250,632) and $-, respectively)	$19,477,659	$37,106,828

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class A Shares
	Six Months ended		Years ended August 31,
	February 29, 2012 (unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$20.92		$19.22	$15.29	$47.18	$57.62	$56.35
Investment activities
Net investment income (loss)(1)	(0.19)		(0.20)	(0.23)	(0.05)	(0.58)	(0.31)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	(1.58)		1.90	4.31	(25.55)	(0.51)	10.45
Total from investment activities	(1.77)		1.70	4.08	(25.60)	(1.09)	10.14
Distributions
Net realized gain	-		-	(0.15)	(6.29)	(9.36)	(8.87)
Total distributions	-		-	(0.15)	(6.29)	(9.36)	(8.87)
Paid in capital from redemption fees	-		-	-	-	0.01	-
Net asset value, end of period	$19.15		$20.92	$19.22	$15.29	$47.18	$57.62
Total Return	(8.46%)	**	8.84%	26.66%	(45.56%)	(4.86%)	19.24%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	2.75%	*	2.75%	2.75%	2.75%	2.75%	2.86%
Expenses, net (B)	2.75%	*	2.75%	2.75%	2.75%	2.75%	2.75%
Net investment income (loss)	(2.12%)	*	(0.85%)	(1.20%)	(0.33%)	(0.98%)	(0.55%)
Portfolio turnover rate	20.05%		54.05%	93.41%	53.64%	47.77%	46.52%
Net assets, end of period (000's)	$17,468		$23,624	$29,868	$29,270	$78,375	$92,282
* Annualized
** Not annualized
(A)   Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.86% for the six months ended February 29, 2012, 0.27% for the year ended August 31, 2011, 0.46% for the year ended August 31, 2010; 0.55% for the year ended August 31, 2009; 0.11% for the year ended August 31, 2008 and 0.06% for the year ended August 31, 2007.

(B) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.
(C) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.
(1) Per share amounts calculated using the average number of shares outstanding.
See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class C Shares
	Six Months ended		Years ended August 31,
	February 29, 2012 (unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.78		$17.38	$13.93	$45.07	$55.88	$55.15
Investment activities
Net investment income (loss)(1)	(0.23)		(0.33)	(0.34)	(0.16)	(0.98)	(0.79)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.42)		1.73	3.94	(24.69)	(0.47)	10.39
Total from investment activities	(1.65)		1.40	3.60	(24.85)	(1.45)	9.60
Distributions
Net realized gain	-		-	(0.15)	(6.29)	(9.36)	(8.87)
Total distributions	-		-	(0.15)	(6.29)	(9.36)	(8.87)

Net asset value, end of period	$ 17.13		$18.78	$17.38	$13.93	$45.07	$55.88
Total Return	(8.79%)	**	8.06%	25.82%	(46.07%)	(5.75%)	18.56%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	3.50%	*	3.50%	3.50%	3.50%	3.50%	3.61%	(C)
Expenses, net (B)	3.50%	*	3.50%	3.50%	3.50%	3.50%	3.50%
Net investment loss	(2.87%)	*	(1.60%)	(1.95%)	(1.11%)	(1.73%)	(1.30%)
Portfolio turnover rate	20.05%		54.05%	93.41%	53.64%	47.77%	46.52%
Net assets, end of period (000's)	$1,096		$1,345	$1,624	$1,531	$4,164	$2,664
* Annualized
** Not Annualized
(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.86% for the six months ended
February 29, 2012, 0.27% for the year ended August 31, 2011, 0.46% for the year ended August 31, 2010; 0.55% for the year ended August 31, 2009; 0.11% for the year ended August 31, 2008 and 0.06% for the year ended August 31, 2007.

(B) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.
(C) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.
(1) Per share amounts calculated using the average number of shares outstanding.
See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class I Shares
	Six Months Ended		Years ended August 31,
	February 29, 2012 (unaudited)	2011		2010	2009	2008	2007
Net asset value, beginning of period	$ 22.30		$20.44	$16.25	$48.85	$59.03	$57.50
Investment activities
Net investment income (loss)(1)	(0.18)		(0.15)	(0.20)	0.05	(0.44)	(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.77)		2.01	4.54	(26.36)	(0.38)	10.62
Total from investment activities	(1.95)		1.86	4.34	(26.31)	(0.82)	10.40
Distributions
Net realized gain	-		-	(0.15)	(6.29)	(9.36)	(8.87)
Total distributions	-		-	(0.15)	(6.29)	(9.36)	(8.87)

Net asset value, end of period	$ 20.35		$ 22.30	$20.44	$16.25	$48.85	$59.03
Total Return	(8.74%)	**	9.10%	26.69%	(45.46%)	(4.21%)	19.31%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	2.50%	*	2.50%	2.50%	2.50%	2.50%	2.61%	(C)
Expenses, net (B)	2.50%	*	2.50%	2.50%	2.50%	2.50%	2.50%
Net investment loss	(1.87%)	*	(0.60%)	(0.95%)	0.35%	(0.73%)	(0.30%)
Portfolio turnover rate	20.05%		54.05%	93.41%	53.64%	47.77%	46.52%
Net assets, end of period (000's)	$ 913		$12,138	$17,274	$18,288	$20,469	$2,616
* Annualized
** Not Annualized
(A)   Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.86% for the six months ended February 29, 2012, 0.27% for the year ended August 31, 2011, 0.46% for the year ended August 31, 2010; 0.55% for the year ended August 31, 2009; 0.11% for the year ended August 31, 2008 and 0.06% for the year ended August 31, 2007.

(B) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.
(C) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.
(1) Per share amounts calculated using the average number of shares outstanding.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS
February 29, 2012 (unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The Third Millennium Russia Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company.  The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 (Class A: 20,000,000; Class C: 15,000,000; Class I: 15,000,000) of its 1,500,000,000 shares of $.01 par value common stock.  Initial outside investors purchased Class A shares of the Fund on June 29, 1998.  However, investment operations of the Fund did not commence for Class A shares until October 1, 1998.  Commencement of operations for Class C shares was December 3, 2003 and January 30, 2004 for Class I shares.  The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The investment objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities (which includes securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock).

Security Valuation

The Fund’s securities are valued at current market prices.  Investments in securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date.  In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Directors.  Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost.  Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation.  Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Directors of the  Fund.  Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value.  Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate.  Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value.  Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated in U.S. dollars at the current exchange rate.  Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE.  The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as:  (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to The Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

In accordance with GAAP, “Fair Value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment.  Various inputs are used in determining the value of a Fund’s investments.  GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes.  Level 1 includes quoted prices in active markets for identical securities.  Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)  Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2012:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks
Agriculture/Chemicals	$ 985,584	$ 687,715	$ -	$ 1,673,299
Consumer	2,062,170	712,407	-	2,774,577
Financial	1,233,000	-	-	1,233,000
Gas Distribution	2,092,420	-	-	2,092,420
Information Technology	991,850	-	765,343	1,757,193
Natural Resources	29,715	-	-	29,715
Oil Distribution	1,387,295	-	1,432,269	2,819,564
Oil Production	3,756,872	-	-	3,756,872
Steel	1,496,850	-	-	1,496,850
Telecommunications	603,000	-	-	603,000
Transportation	174,700	-	-	174,700
	14,813,456	1,400,122	2,197,612	18,411,190
Fixed Income	-	-	425,000	425,000
	$14,813,456	$1,400,122	$2,622,612	$18,836,190

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

During the six months ended February 29, 2012, there were no transfers between Level 1 and  Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities

Balance at 08/31/11	$3,315,232
Total realized gain (loss)	-
Change in unrealized appreciation/depreciation	(692,620)
Cost of purchases	-
Proceeds from sales	-
Transfer into Level 3	-
Transfer out of Level 3	-
Balance at 2/29/12	$2,622,612

Security Transactions and Income

 Security transactions are accounted for on the trade date.  The cost of securities sold is generally determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

 In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes tax benefits on certain tax positions only where the position is “more likely than not” to be sustained assuming investigation from tax authorities.  Management has reviewed the Fund’s tax positions for each of the open tax years (2008-2010) or expected to be taken in the Fund’s 2011 tax returns.  The Fund has identified its major tax jurisdiction to be U.S. tax authorities.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the six months ended February 29, 2012, there were no reclassifications.

Class Net Asset Values and Expenses

 All income,  expenses not attributable to a particular  class, and realized and unrealized  gains,  are allocated to each class  proportionately  on a daily basis for  purposes of  determining  the net asset value of each class.  Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers three classes of shares.  Class A shares include a maximum front-end sales charge of 5.75% and a maximum deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days.  Class A shares may be purchased without a front-end sales charge through certain third-party fund “supermarkets”.  Class C shares include a maximum deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.  Class I shares include a maximum deferred sales charge of 2% on the proceeds of Class I shares redeemed within 90 days of purchase.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S.  dollars based on the exchange rates at the end of the period.  The cost of such holdings is determined using historical exchange rates.  Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments.  Such fluctuations are included with the net realized and unrealized gains and losses from investments.  Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Third Millennium Investment Advisors LLC (“TMIA”) provides investment services for an annual fee of 1.75% of the first $125 million of average daily net assets; 1.50% on assets in excess of $125 million and not more than $250 million; and, 1.25% on assets over $250 million of average daily net assets of the Fund.   TMIA has contractually agreed to waive fees and reimburse the Fund for expenses in order to limit operating expenses to 2.75% for Class A; 3.50% for Class C and 2.50% for Class I, of average daily net assets, respectively, through November 30, 2012. Fund operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expenses not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”).  For the six months ended February 29, 2012, the Advisor earned fees of $207,813, of which $102,505 were waived.

TMIA will be entitled to reimbursement of fees waived or remitted by TMIA to the Fund.  The total amount of reimbursement recoverable by the TMIA is the sum of all fees previously waived or remitted by TMIA to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to TMIA with respect to any waivers, reductions, and payments made with respect to the Fund.  The total amount of recoverable reimbursements as of February 29, 2012 was $1,011,887 and expires as follows:

Year Expiring                                                      Amount
August 31, 2012                                                      $ 133,454
August 31, 2013                                                         133,567
August 31, 2014                                                         242,545
August 31, 2015                                                         262,109
August 31, 2016                                                         137,707
August 31, 2017                                                         102,505               $1,011,887

FDCC acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares.  Underwriting commissions and fees received by FDCC in connection with the distribution of the Fund’s shares for the six months ended February 29, 2012 were $1,287.  In addition, FDCC receives a deferred sales charge (“DSC”) of 2% for certain Fund share redemptions occurring within two years of purchase.  Shares redeemed subject to a DSC will receive a lower redemption value per share.  For the six months ended February 29, 2012, the DSC for Fund shares redeemed was $602.

The Fund’s Class A and Class C shares have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  For Class A shares, the Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund’s Class A’s average daily net assets.  For Class C shares, the Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of
Class C’s average daily net assets, of which 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees.  The fees are paid to the Distributor as reimbursement for expenses incurred for distribution-related activity.  For the six months ended February 29, 2012, $22,859 was incurred in Class A distribution fees and $5,517 was incurred in Class C distribution and shareholder servicing fees.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services.  For such administrative services, CSS receives 0.20% of average daily net assets.  CSS earned $29,546 for its services for the six months ended February 29, 2012.   Additionally, the Fund compensates CSS for blue-sky servicing on an hourly rate basis.  Of the $26,918 of filing and registration fees expense incurred, CSS received $3,656.

Commonwealth Fund Services, Inc. ("CFSI") is the Fund's Transfer and Dividend Disbursing Agent.  CFSI earned $43,128 for its services for the six months ended February 29, 2012.

Certain officers and/or an interested director of the Fund are also officers, principals and/or director of TMIA, CSS, FDCC and CFSI.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from sales of securities other than short-term notes for the six months ended February 29, 2012, were $4,863,548 and $19,058,771, respectively.

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses.

There were no distributions paid during the six months ended
February 29, 2012 or the year ended August 31, 2011.

As of February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income (loss)	$ (250,632)
Other accumulated gain (loss)	(21,086,198)
Unrealized appreciation (depreciation) of investments and foreign currency transactions	(650,778)
$(21,987,608)

As of February 29, 2012, the Fund has a capital loss carryforward of $21,086,198 available to offset future capital gains, if any.  To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.  This carryforward will expire in 2019.

As of February 29, 2012, cost for Federal Income tax purpose is $19,486,697 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$ 2,932,037
Gross unrealized depreciation	(3,582,544)
Net unrealized appreciation(depreciation)	$ (650,507)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

	Class A Shares Six months ended February 29, 2012 (unaudited)		Class C Shares Six months ended February 29, 2012 (unaudited)		Class I Shares Six months ended February 29, 2012 (unaudited)

	Shares	Value	Shares	Value	Shares	Value
Shares sold	20,525	$ 378,121	641	$ 10,493	22,053	$ 400,997
Shares reinvested	-	-	-	-	-	-
Shares redeemed	(237,442)	(4,322,292)	(8,282)	(130,818)	(521,407)	(10,592,955
Net increase (decrease)	(216,917)	$(3,944,171)	(7,641)	$(120,325)	(499,354)	$(10,191,958)

	Class A Shares Year ended August 31, 2011		Class C Shares Year ended August 31, 2011		Class I Shares Year ended August 31, 2011

	Shares	Value	Shares	Value	Shares	Value
Shares sold	227,065	$ 5,471,542	5,307	$ 113,881	137,586	$ 3,385,324
Shares reinvested	-	-	-	-	-	-
Shares redeemed	(652,310)	(14,999,828)	(27,158)	(571,501)	(438,307)	(11,055,132)
Net increase (decrease)	(425,245)	$(9,528,286)	(21,851)	$(457,620)	(300,721)	$(7,669,808)

NOTE 6 – INVESTMENT IN AFFILIATES AND RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities.  In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.  It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.  As of February 29, 2012, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Cost	Balance of Shares Held 2/29/12	Gross Purchases And Additions	Gross Sales and Reductions	Balance Of Shares Held 2/29/12	Value 2/29/12	Income From Investments In Affiliated Issuers Included in Total Income
AU Energy	06/03/09- 07/08/10	$2,523,464	7,776	$ -	$ -	7,776	$1,432,269	$ -
DataArt Enterprises, Inc.	02/19/08	$564,891	53,282	$ -	$ -	53,282	$765,343	$ -
AU Energy Warrants Expires 3/31/12	12/03/10			$ -	$ -	300	$ -	$ -
AU Energy Loan, 7% 3/15/12	03/04/11	$125,000	125,000	$ -	$ -	125,000	$125,000	$ -
AU Energy Loan, 7% 12/31/49	12/03/10	$300,000	300,000	$ -	$ -	300,000	$300,000	$ -

NOTE 7 – IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

NOTE 8 – SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effect of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be evaluated.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THIRD MILLENNIUM RUSSIA FUND
SUPPLEMENTAL INFORMATION
(unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”.  These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.   The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIRD MILLENNIUM RUSSIA FUND

FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares or deferred sales charges on certain redemptions made within 360 days of purchase of Class A shares and within two years of purchase of Class C shares and (2) ongoing costs, including management fees, distribution fees (12b-1) and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period, September 1, 2011 and held for the six months ended February 29, 2012.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

CLASS A	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 through February 29, 2012
Actual	$1,000.00	$ 915.39	$13.13
Hypothetical (5% return before expenses)	$1,000.00	$1,011.25	$13.79

CLASS C	Beginning Account Value September 1, 2010	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 through February 29, 2012
Actual	$1,000.00	$ 912.14	$16.69
Hypothetical (5% return before expenses)	$1,000.00	$1,007.50	$17.52

CLASS I	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 through February 29, 2012
Actual	$1,000.00	$ 912.56	$11.92
Hypothetical (5% return before expenses)	$1,000.00	$1,012.50	$12.54
* - Expenses are equal to the Fund’s annualized expense ratio of 2.75% for Class A; 3.50% for Class C and 2.50% for Class I, multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half year divided by 366 days in the current year.

Investment Advisor:

Third Millennium Investment Advisors LLC
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent:

For more information, wire purchase or redemptions, call or write to Third Millennium Russia Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525, or visit us on the web at www.theworldfunds.com

ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

 ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

     Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

     Certification  of  Principal  Executive  Officer  and  Principal  Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The World Funds Inc.

By:   /s/ John Pasco, III
         John Pasco, III
         Principal Executive Officer

Date: May 10, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Karen Shupe
         Karen Shupe
         Principal Financial Officer

Date: May 10, 2012